UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2010

Piedmont Office Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34626	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

11695 Johns Creek Parkway Ste 350, Johns Creek, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 418-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 10, 2010, Piedmont Office Realty Trust, Inc. (the “Registrant”) issued a press release announcing its financial results for the third quarter 2010 and published supplemental information for the third quarter 2010 to its website. The press release and the supplemental information are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated November 10, 2010.

99.2	Piedmont Office Realty Trust, Inc. Quarterly Supplemental Information for the Third Quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT OFFICE REALTY TRUST, INC. (Registrant)

By:	/S/ ROBERT E. BOWERS
Robert E. Bowers
Chief Financial Officer and Executive Vice President

Date: November 10, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 10, 2010.

99.2	Piedmont Office Realty Trust, Inc. Quarterly Supplemental Information for the Third Quarter 2010.